Exhibit 10.31

EXECUTION VERSION

AMENDED AND RESTATED SUBORDINATION AGREEMENT

THIS AMENDED AND RESTATED SUBORDINATION AGREEMENT (this “Agreement”) is entered into as of June 7, 2018 by and among each of the undersigned “Sellers” listed on the signature pages hereto (each a “Subordinated Creditor” and collectively the “Subordinated Creditors”) and COMVEST CAPITAL IV, L.P. (“Comvest”), as Agent for the Senior Lenders described below (in such capacity, together with its successors and assigns in such capacity from time to time, the “Senior Agent”).

R E C I T A L S

A.                 Pursuant to that certain Agent Substitution and Loan Assignment Agreement, dated as of even date herewith, by and among WILMINGTON TRUST, NATIONAL ASSOCIATION (“Existing Term Agent”), as retiring agent, Comvest, as successor agent, the assignor lenders party thereto, the assignee lenders party thereto and VINTAGE STOCK, INC., a Missouri corporation (the “Borrower”), and VINTAGE STOCK AFFILIATED HOLDINGS LLC, a Nevada limited liability company (the “Parent”), as borrowers, (i) Comvest assumed all of the rights, powers, privileges and duties of Existing Term Agent under (1) that certain Term Loan Agreement, dated as of November 2, 2016 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Senior Agreement”), (2) that certain Subordination Agreement, dated as of November 2, 2016 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Subordination Agreement”), by and among each Subordinated Creditor and Existing Term Agent, and (3) each other Senior Debt Document and (ii) the assignee lenders party thereto purchased from the lenders under the Existing Senior Agreement all of the Loans (as defined in the Existing Senior Agreement) held by such lenders and assumed all right, title and interest of such lenders under the Existing Senior Agreement.

B.                  Parent, Borrower, the Senior Agent and certain lenders from time to time party thereto (“Senior Lenders”) have agreed to amend and restate in its entirety the Existing Senior Agreement pursuant to that certain Amended and Restated Credit Agreement, dated as of June 7, 2018 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Senior Credit Agreement”), which provides for, among other things, the Senior Lenders, subject to the terms and conditions set forth in the Senior Credit Agreement, to make certain term loans to the Borrower, which loans are guaranteed by Parent and the other Guarantors. All of the Loan Parties’ obligations to the Senior Agent and the Senior Lenders under the Senior Credit Agreement and the other Senior Loan Documents are secured by Liens on and security interests in certain assets of the Loan Parties.

B.                  The Parent has issued that certain Amended and Restated Subordinated Promissory Note, dated as of even date herewith, in an aggregate original principal amount of $10,000,000 to the Subordinated Creditors (the “Subordinated Note”).

C.                 As an inducement to and as one of the conditions precedent to the agreement of the Senior Agent and the Senior Lenders to permit the indebtedness evidenced by the Subordinated Debt Documents to remain outstanding, the Senior Agent and the Senior Lenders have required the execution and delivery of this Agreement by each Subordinated Creditor, which amends and restates in its entirety the Existing Subordination Agreement, in order to set forth the relative rights and priorities of the Senior Agent, the Senior Lenders and the Subordinated Creditors under the Senior Debt Documents and the Subordinated Debt Documents, and each Subordinated Creditor and Senior Agent agree to so amend and restate the Existing Subordination Agreement upon the terms and conditions set forth herein.

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NOW, THEREFORE, in order to induce the Senior Agent and the Senior Lenders to consummate the transactions contemplated by the Senior Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

1.	Definitions; Rules of Construction.

1.1               Definitions. All terms used herein but not defined herein shall have the meaning ascribed to such terms in the Senior Credit Agreement. The following terms shall have the following meanings in this Agreement:

“Agreement” has the meaning set forth in the introductory paragraph hereof.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy”.

“Borrower” has the meaning set forth in the recitals hereof.

“Collateral” means all assets and property (whether real, personal, or mixed) now owned or hereafter acquired by any Loan Party in or upon which a Lien is granted under any of the Senior Debt Documents and all products and Proceeds of any of the foregoing.

“Comvest” has the meaning set forth in the preamble hereof.

“Distribution” means, with respect to any indebtedness, obligation or security, (a) any payment or distribution by any Person of cash, securities or other property, by set-off or otherwise, on account of such indebtedness, obligation or security, (b) any redemption, purchase or other acquisition of such indebtedness, obligation or security by any Person or (c) the granting of any lien or security interest to or for the benefit of the holders of such indebtedness, obligation or security in or upon any property of any Person.

“Enforcement Action” means any action to enforce payment or performance by any Loan Party of the Subordinated Debt or the Subordinated Debt Documents, including any of the following: (a) to take from or for the account of any Loan Party or any guarantor of the Subordinated Debt, by set-off or in any other manner, the whole or any part of any moneys which may now or hereafter be owing by any Loan Party or any such guarantor with respect to the Subordinated Debt, (b) to sue for payment of, or to initiate or participate with others in any suit, action or proceeding against or any such guarantor to (i) enforce payment of or to collect the whole or any part of the Subordinated Debt or (ii) commence judicial enforcement of any of the rights and remedies under the Subordinated Debt Documents or applicable law with respect to the Subordinated Debt, (c) to accelerate the Subordinated Debt, (d) to exercise any put option or to cause any Loan Party or any such guarantor to honor any redemption or mandatory prepayment obligation under any Subordinated Debt Document, (e) to take any action under the provisions of any state or federal, including the UCC, or under any contract or agreement, to enforce, foreclose upon, take possession of or sell any property or assets of any Loan Party or any such guarantor, or (f) to exercise in any other manner any remedies with respect to the Subordinated Debt set forth in the Subordinated Debt Documents or that otherwise might be available to any Subordinated Creditor at law, in equity, pursuant to judicial proceeding or otherwise; provided, that nothing contained herein shall prohibit Subordinated Creditors from providing any Loan Party with notice that a default has occurred under a Subordinated Debt Document.

“Existing Senior Agreement” has the meaning set forth in the recitals hereof.

“Existing Subordination Agreement” has the meaning set forth in the recitals hereof.

“Existing Term Agent” has the meaning set forth in the recitals hereof.

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“Governmental Authority” means any federal, state, municipal, national or other government, governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state of the United States, the United States or any foreign entity or government.

“Insolvency Proceeding” means any (a) case, action or proceeding before any court or Governmental Authority relating to bankruptcy, administration, reorganization (by way of voluntary arrangement, scheme of arrangement or otherwise), insolvency, liquidation, receivership, interim receivership, proposal, dissolution, judicial management, or any other case, action, proceeding, relief or any analogous procedure or step in any jurisdiction whether voluntary or involuntary, (b) any general assignment for the benefit of creditors, composition, compromise, marshaling of assets for creditors, the suspension of payments, a moratorium of any indebtedness, or other similar arrangement in respect of its creditors generally or any substantial portion of its creditors or (c) the appointment of a liquidator, receiver, administrative receiver, administrator, compulsory manager or similar officer; in each case of clauses (a) through (c) above, undertaken under United States federal or state law, including the Bankruptcy Code.

“Lien” means (a) any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, and any lease in the nature thereof) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing and (b) in the case of Securities, any purchase option, call or similar right of a third party with respect to such Securities.

“Loan Party” and “Loan Parties” means the Borrower, the Parent and each other Person that may from time to time execute and deliver a Senior Debt Document or Subordinated Debt Document as a “debtor”, “borrower”, “obligor”, “grantor”, “guarantor” or “pledgor” (or the equivalent thereof).

“Paid in Full” or “Payment in Full” means, when used in connection with the Senior Debt, the payment and satisfaction in full in cash of all of the Senior Debt (other than contingent indemnification obligations for which no claim has been asserted) and the irrevocable termination of commitments to lend under the Senior Debt Documents.

“Parent” has the meaning set forth in the recitals hereof.

“Permitted Interest Payments” means cash payment by the Loan Parties of regularly scheduled cash interest payments on the Subordinated Debt subject to the following conditions: (a) no less than 50% of such payment is paid by the Sponsor directly or indirectly from the proceeds of a Seller Subordinated Debt Contribution made by the Sponsor to the Parent to the extent required by Section 26 of the Sponsor Guaranty and (b) the rate of interest for any such interest payments shall not exceed 8% per annum.

“Permitted Subordinated Debt Payments” means (i) Permitted Interest Payments; (ii) Reorganization Subordinated Securities; (iii) payment of reasonable and documented out-of-pocket costs and expenses incurred in connection with any actions taken not in contravention of the terms and conditions of this Agreement, to the extent due and owing any Subordinated Creditor in accordance with the terms of the Subordinated Debt Documents, but in any event, not to exceed $25,000 in the aggregate; and (iv) “catch up payments” to the extent permitted by Section 2.3(c).

“Person” means any natural person, corporation, limited liability company, limited partnership, general partnership, limited liability partnership, joint venture, trust, land trust, business trust, or other organization, irrespective of whether such organization is a legal entity, and shall include a government and any agency or political subdivision thereof.

“Proceeds” means (i) all “proceeds” as defined in Article 9 of the UCC with respect to the Collateral, and (ii) whatever is recoverable or recovered when Collateral is sold, exchanged, collected, or disposed of, whether voluntarily or involuntarily.

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“Refinance” means, in respect of any indebtedness, to refinance, extend, renew, defease, supplement, restructure, replace, refund or repay, or to issue other indebtedness in exchange or replacement for such indebtedness, in whole or in part, whether with the same or different lenders, arrangers or agents. “Refinanced” and “Refinancing” shall have correlative meanings.

“Reorganization Subordinated Securities” shall mean any debt or equity securities of Parent or any other Person that are distributed to a Subordinated Creditor in respect of the Subordinated Debt pursuant to a confirmed plan of reorganization or adjustment (or any debt or equity securities issued in any Insolvency Proceeding pursuant to an order of a bankruptcy court in satisfaction of all or a portion thereof) and that (a) are subordinated in right of payment to the Senior Debt (or any debt or equity securities issued in substitution of all or any portion of the Senior Debt) to at least the same extent as the Subordinated Debt is subordinated to the Senior Debt pursuant to this Agreement.

“Securities” means any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

“Senior Agent” has the meaning set forth in the introductory paragraph hereof. In the case of any Refinancing of the Senior Debt, the Senior Agent shall be the Person identified as such in the applicable Senior Debt Documents as so Refinanced.

“Senior Credit Agreement” has the meaning set forth in the recitals hereof.

“Senior Creditor” and “Senior Creditors” means, at any relevant time, individually or collectively, the Senior Agent or the Senior Lenders.

“Senior Debt” means all obligations, liabilities and indebtedness of every nature of the Loan Parties from time to time owed to Senior Agent or any Senior Lender under the Senior Loan Documents, including the principal amount of all debts, claims and indebtedness, accrued and unpaid interest and all fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and from time to time hereafter owing, due or payable, whether before or after the filing of an Insolvency Proceeding together with (a) any amendments, modifications, renewals or extensions thereof to the extent not prohibited by the terms of this Agreement and (b) any interest accruing thereon after the commencement of an Insolvency Proceeding, without regard to whether or not such interest is an allowed claim. Senior Debt shall be considered to be outstanding whenever any loan commitment under any Senior Loan Document relating to the Senior Debt is outstanding.

“Senior Debt Documents” means (i) the Senior Loan Documents and (ii) any other credit agreement, loan agreement, note agreement, promissory note, indenture, other agreement or instrument entered into between and among any one or more of the Loan Parties, on the one hand, and any one or more of the Senior Agent or Senior Lenders, on the other hand) (including any such agreement, note, indenture, or other agreement or instrument evidencing or governing the terms of any indebtedness or other financial accommodation that has been incurred to extend, increase or Refinance in whole or in part the obligations under the agreements and instruments referenced in this definition).

“Senior Default” means any “Default” or “Event of Default” under and as defined in the Senior Credit Agreement.

“Senior Default Notice” means a written notice from the Senior Agent to a Subordinated Creditor pursuant to which such Subordinated Creditor is notified of the occurrence of a Senior Default, which notice incorporates a reasonably detailed description of such Senior Default.

“Senior Lenders” means the holders of the Senior Debt.

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“Senior Loan Documents” means the Senior Credit Agreement, the Senior Security Agreement and all other “Loan Documents” as defined in the Senior Credit Agreement.

“Senior Security Agreement” means that certain Collateral Agreement, dated as of the date of this Agreement, by and between the Loan Parties and the Senior Agent.

“Subordinated Creditors” has the meaning set forth in the introductory paragraph hereof.

“Subordinated Debt” means all of the obligations of any Loan Party to any Subordinated Creditor evidenced by or incurred pursuant to the Subordinated Debt Documents.

“Subordinated Debt Default” means a default in the payment of the Subordinated Debt or in the performance of any term, covenant or condition contained in the Subordinated Debt Documents or any other occurrence permitting a Subordinated Creditor to accelerate the payment of all or any portion of the Subordinated Debt.

“Subordinated Debt Documents” means the Subordinated Note and all other documents, agreements and instruments now existing or hereinafter entered into evidencing or pertaining to all or any portion of the Subordinated Debt, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

“Subordinated Note” has the meaning set forth in the recitals hereof.

“UCC” means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in any applicable jurisdiction.

1.2               Rules of Construction. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. The use herein of the words “include”, “includes” and “including,” when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not no limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. The word “will” shall be construed to have the same meaning and effect as the word “shall”. The term “or” shall be construed to have, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” Unless the context requires otherwise (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as it was originally executed or as it may from time to time be amended, restated, supplemented, modified, renewed, extended, Refinanced, refunded, or replaced (subject to any restrictions on such amendments, supplements, modifications, renewals, extensions, Refinancings, refundings, or replacements set forth herein), (ii) any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns, (iii) the words “hereof”, “herein” and “hereunder” and words of similar import shall be construed to refer to this Agreement as a whole and not to any particular provision hereof, (iv) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, (v) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, (vi) any definition of or reference to Senior Debt or the Subordinated Debt herein shall be construed as referring to the Senior Debt or the Subordinated Debt (as applicable) as from time to time amended, restated, supplemented, modified, renewed, extended, Refinanced, refunded, or replaced, in each case, to the extent permitted by the terms of this Agreement and (vii) any reference to any agreement, instrument, or other document herein “as in effect on the date hereof” shall be construed as referring to such agreement, instrument, or other document without giving effect to any amendment, restatement, supplement, modification or Refinancing after the date hereof.

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2.	Subordination.

2.1               Subordination of Subordinated Debt to Senior Debt; No New Borrowings. Each Loan Party covenants and agrees, and each Subordinated Creditor by its signature hereto or by its acceptance of the Subordinated Debt Documents (upon transfer or assignment) likewise covenants and agrees, notwithstanding anything to the contrary contained in any of the Subordinated Debt Documents, that the payment of any and all of the Subordinated Debt shall be subordinate and subject in right and time of payment, to the extent and in the manner hereinafter set forth, to the prior Payment in Full of all Senior Debt.

2.2               Liquidation, Dissolution, Bankruptcy. In the event of any Insolvency Proceeding involving any Loan Party:

(a)                This Agreement shall be applicable both before and after the commencement of such Insolvency Proceeding and all converted or succeeding cases in respect thereof. In any Insolvency Proceeding by or against any Loan Party, no Subordinated Creditor shall take any action (or fail to take any action) that is in contravention of this Agreement. The relative rights of the Senior Lenders and the Subordinated Creditors in or to any Distributions, whether in cash, securities or other property, shall continue after the commencement of any Insolvency Proceeding. Accordingly, the provisions of this Agreement are intended to be and shall be enforceable as a subordination agreement within the meaning of any applicable Bankruptcy Code.

(b)                Nothing contained herein shall prohibit or in any way limit any Senior Lender from objecting in any Insolvency Proceeding involving any Loan Party to any action taken by a Subordinated Creditor, including the seeking by a Subordinated Creditor of adequate protection or the assertion by a Subordinated Creditor of any of its rights and remedies under the Subordinated Debt Documents, except as expressly provided for in this Agreement.

(c)                All Senior Debt shall first be Paid in Full before any Distribution (other than Reorganization Subordinated Securities), whether in cash, securities or other property, shall be made to a Subordinated Creditor on account of any Subordinated Debt.

(d)                Any Distribution (other than Reorganization Subordinated Securities), whether in cash, securities or other property which would otherwise, but for the terms hereof, be payable or deliverable in respect of the Subordinated Debt shall be paid or delivered directly to the Senior Agent (to be held and/or applied by the Senior Agent in accordance with the terms of the Senior Debt Documents) until all Senior Debt is Paid in Full and (i) each Subordinated Creditor irrevocably authorizes, empowers and directs any debtor, debtor in possession, receiver, trustee, liquidator, custodian, conservator, administrator, judicial manager or other Person having authority, to pay or otherwise deliver all such Distributions (other than Reorganization Subordinated Securities) to the Senior Agent; and (ii) each Subordinated Creditor also irrevocably authorizes and empowers the Senior Agent, in the name of such Subordinated Creditor, to demand, sue for, collect and receive any and all such Distributions (other than Reorganization Subordinated Securities).

(e)                If any Senior Lender is required in any Insolvency Proceeding or otherwise to turn over, disgorge or otherwise pay to the estate of any Loan Party any amount paid in respect of the Senior Debt (a “Senior Recovery”), then such Senior Lender shall be entitled to a reinstatement of the Senior Debt with respect to all such recovered amounts, and all rights, interests, priorities and privileges recognized in this agreement shall apply with respect to any such Senior Recovery. If this Agreement shall have been terminated prior to such Senior Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair, or otherwise affect the obligations of the parties hereto from such date of reinstatement.

(f)                 Each Subordinated Creditor agrees to execute, verify, deliver and file any claims or proofs of claim in respect of the Subordinated Debt requested by the Senior Agent in connection with any such Insolvency Proceeding and hereby irrevocably authorizes, empowers and appoints the Senior Agent its agent and attorney-in-fact to (i) execute, verify, deliver and file such claim or proofs of claim upon the failure of a Subordinated Creditor promptly to do so prior to 20 days before the expiration of the time to file any such claim or proof of claim and (ii) vote such claim in any such Insolvency Proceeding upon the failure of a Subordinated Creditor to do so prior to 10 days before the expiration of the time to vote any such claim; provided the Senior Agent shall not have any obligation to execute, verify, deliver, file and/or vote any such claim or proof of claim. In the event that the Senior Agent votes any claim in accordance with the authority granted hereby, no Subordinated Creditor shall be entitled to change or withdraw such vote.

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(g)                Each Subordinated Creditor agrees that prior to the Payment in Full of the Senior Debt, the Senior Agent and the Senior Lenders may consent to the use of cash collateral or provide financing to the Loan Parties on such terms and conditions and in such amounts as the Senior Agent and the Senior Lenders in their sole discretion, may decide and, in connection therewith, prior to the Payment in Full of the Senior Debt, the Loan Parties may grant to the Senior Agent and the Senior Lenders liens and security interests upon all of the property of the Loan Parties, which liens and security interests shall secure payment of all Senior Debt (whether such Senior Indebtedness arose prior to the commencement of any Insolvency Proceeding or at any time thereafter) and all other financing provided by the Senior Agent and the Senior Lenders during the Insolvency Proceeding, and each Subordinated Creditor agrees he will not object to or oppose any of the foregoing. Each Subordinated Creditor agrees that he will not object to or oppose a sale or other disposition of any property securing all of any part of the Senior Debt free and clear of security interests, liens or other claims of such Subordinated Creditor under Section 363 of the Bankruptcy Code (or any foreign equivalent) or any other provision of the Bankruptcy Code (or any foreign equivalent) if the Senior Agent and the Senior Lenders have consented to such sale or disposition. No Subordinated Creditor shall assert any objection (or support any other Person’s objection) to any request by the Senior Agent and the Senior Lenders for “adequate protection” or assert any right he may have to “adequate protection” of such Person’s interest in any Collateral in any Insolvency Proceeding and each Subordinated Creditor agrees that he will not seek to have the automatic stay lifted with respect to any Collateral without the prior written consent of the Senior Agent. Each Subordinated Creditor waives any claim he may now or hereafter have arising out of the Senior Agent or any Senior Lender’s election, in any Insolvency Proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code by any Loan Party, as debtor in possession. Each Subordinated Creditor shall not vote in a manner or take any other action which may impair or adversely affect the Senior Agent’s or the Senior Lenders’ interests, rights and remedies under the Senior Credit Agreement or this Agreement.

(h)                Notwithstanding anything to the contrary in this Section 2.2 or Section 2.4 in any Insolvency Proceeding commenced against any Loan Party (other than by a Subordinated Creditor) or by any Loan Party, each Subordinated Creditor may (i) file a proof of claim or statement of interest with respect to the Subordinated Debt and (ii) take any other action, including (A) filing any necessary responsive or defensive pleadings in opposition to any motion or other pleading made by any Person objecting to or otherwise seeking the disallowance of any claims of the Subordinated Debt (other than any affirmative defense or counterclaim in respect of a claim that would not otherwise be permitted to be made under the terms hereof) and (B) voting on any plan of reorganization that is not, in the sole and absolute opinion of the Required Lenders under the Senior Credit Agreement, inconsistent with the terms of this Agreement, in each case under this clause (ii) that is not adverse in any respect to the Senior Agent or Senior Lenders, the payment priority of the Senior Debt or the rights of the Senior Agent or Senior Lenders to exercise remedies in respect thereof or otherwise in violation of this Agreement.

2.3	Subordinated Debt Payment and Default Restrictions.

(a)                Notwithstanding the terms of the Subordinated Debt Documents, each Loan Party hereby agrees that it shall not make, and each Subordinated Creditor hereby agrees that he will not accept, any Distribution with respect to the Subordinated Debt until the Senior Debt is Paid in Full other than Permitted Subordinated Debt Payments subject to the terms of Section 2.2 and this Section 2.3; provided, however, that no Permitted Subordinated Debt Payments (other than (x) Permitted Interest Payments solely to the extent that 100% of the amount of such Permitted Interest Payment is paid directly or indirectly by the Sponsor from the proceeds of a Seller Subordinated Debt Contribution made by the Sponsor to the Parent to the extent required by Section 26 of the Sponsor Guaranty and (y) as permitted by Section 2.3(d)(ii) below) may be made by any Loan Party or received by a Subordinated Creditor if, at the time of such payment, a Senior Default exists or would result therefrom and such Senior Default has not been cured or waived.

(b)                No Senior Default shall be deemed to have been waived for purposes of this Section 2.3 unless and until the Loan Parties shall have received a written waiver from the Senior Agent and all Senior Lenders or the requisite number of Senior Lenders, as applicable, required by the Senior Credit Agreement in accordance with the terms of the Senior Credit Agreement.

(c)                Parent may resume, and Subordinated Creditors may receive, Permitted Subordinated Debt Payments (and may make any Permitted Subordinated Debt Payments missed due to the application of paragraph (a) of this Section 2.3) in respect of the Subordinated Debt upon a cure or waiver of the Senior Default. For the avoidance of doubt, Permitted Subordinated Debt Payments that are blocked or suspended pursuant to Section 2.2 or 2.3 shall accrue (to the extent not already capitalized to the Subordinated Debt) and constitute Subordinated Debt and may be paid by Parent to the Subordinated Creditors upon the cure or waiver of the Senior Default or dismissal of an Insolvency Proceeding prior to final resolution thereof, as applicable.

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(d)                Notwithstanding any provision of this Section 2.3 to the contrary (i) the failure of any Loan Party to make any Distribution with respect to the Subordinated Debt by reason of the operation of this Section 2.3 shall not be construed as preventing the occurrence of a Subordinated Debt Default under the applicable Subordinated Debt Documents, or (ii) the Loan Parties shall not be prohibited from making, and the Subordinated Creditors shall not be prohibited from receiving, any Reorganization Subordinated Securities.

2.4               Subordinated Debt Standstill Provisions. Until the Senior Debt is Paid in Full, no Subordinated Creditor shall, without the prior written consent of the Senior Creditors, take any Enforcement Action with respect to the Subordinated Debt except as expressly permitted by Section 2.2(h) of this Agreement. Any Distributions or other proceeds of any Enforcement Action obtained by a Subordinated Creditor when such payment or Distribution is prohibited by this Agreement shall in any event be held in trust by him for the benefit of the Senior Creditors and promptly paid or delivered to the Senior Agent for the benefit of the Senior Creditors in the form received until all Senior Debt is Paid in Full.

2.5               Incorrect Payments; Turnover. Whether or not any Insolvency Proceeding has been commenced by or against any Loan Party, if any Distribution is received by a Subordinated Creditor in contravention of this Agreement (whether (a) in connection with an Enforcement Action, (b) as a result of a Subordinated Creditor’s collusion with any Loan Party in violating the rights of any Senior Creditor (within the meaning of Section 9-332 of the UCC) or (c) otherwise), such Distribution shall not be commingled with any of the assets of a Subordinated Creditor, shall be held in trust by such Subordinated Creditor for the benefit of the Senior Creditors and shall be promptly paid over to the Senior Agent for application (in accordance with the Senior Debt Documents) to the payment of the Senior Debt then remaining unpaid, until all of the Senior Debt has been Paid in Full. The Senior Agent is hereby authorized to make any such endorsements as agent for the applicable Subordinated Creditor. This authorization is coupled with an interest and is irrevocable until Payment in Full of the Senior Debt.

2.6	Acknowledgement of Lien; No Acquisition of Liens or Guaranties.

(a)                Each Subordinated Creditor hereby (i) acknowledges that each Loan Party (either prior to the date hereof, concurrently herewith, or after the date hereof) has granted or is granting Liens on the Collateral in favor of the Senior Agent to secure the Senior Debt; and (ii) consents to the grant by each Loan Party of the Liens on the Collateral to secure the Senior Debt.

(b)                No Subordinated Creditor has and no Subordinated Creditor shall acquire any right or interest in or to any Collateral or any other assets of any Loan Party. Any Liens granted to any Subordinated Creditor prior to the date of this Agreement shall be released by such Subordinated Creditor in writing in form and substance satisfactory to Senior Agent on or prior to the date of this Agreement. Each Subordinated Creditor hereby acknowledges that the Senior Credit Agreement prohibits any Loan Party from granting a Lien in any of its assets to any Person to secure the Subordinated Debt.

(c)                No Subordinated Creditor shall accept any guaranties of any kind or nature from any Person in respect of the Subordinated Debt. In the event that, notwithstanding the foregoing sentence, a Subordinated Creditor accepts any guaranties of any kind or nature from any Person in respect of the Subordinated Debt, such Subordinated Creditor shall immediately release such guaranty and to the extent that such Subordinated Creditor receives any proceeds or payments on account of such guaranty, such proceeds or payments shall be turned over to the Senior Agent in accordance with Section 2.5.

(d)                Each Subordinated Creditor agrees that he will not (and hereby waives any right to), directly or indirectly, contest or support any other Person in contesting, in any proceeding (including any Insolvency Proceeding): (i) the validity, priority, enforceability or allowance of any claims of any of the Senior Creditors, (ii) the priority, validity, or enforceability of a Lien held by or on behalf of any of the Senior Creditors in any Collateral or (iii) the validity or enforceability of the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of a Subordinated Creditor to enforce the terms of this Agreement.

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2.7	Waivers by Subordinated Creditors.

(a)	Senior Debt.

(i)                 All Senior Debt at any time incurred by the Loan Parties shall be deemed to have been incurred, and all Senior Debt held by any Senior Lender shall be deemed to have been extended, acquired or obtained, as applicable, in reliance upon this Agreement, and each Subordinated Creditor hereby waives (A) notice of acceptance, or proof of reliance, by any of the Senior Creditors of this Agreement, and (B) notice of the existence, renewal, extension, accrual, creation, or non-payment of all or any part of the Senior Debt. Nothing contained in this Agreement shall preclude any of the Senior Creditors from discontinuing the extension of credit to any Loan Party (whether under the Senior Credit Agreement or otherwise) or from taking (without notice to such Subordinated Creditor, any Loan Party or any other Person) any other action in respect of the Senior Debt or the Collateral which such Senior Creditor is otherwise entitled to take with respect to the Senior Debt or the Collateral.

(ii)               None of the Senior Creditors or any of their respective affiliates, directors, officers, employees, or agents shall be liable for failure to demand, collect, or realize upon any of the Collateral or any Proceeds or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral or Proceeds thereof or to take any other action whatsoever with regard to the Collateral or any part or Proceeds thereof. If any Senior Creditor honors (or fails to honor) a request by the Loan Parties for an extension of credit pursuant to any of the Senior Debt Documents, whether such Senior Creditor has knowledge that the honoring of (or failure to honor) any such request would constitute a default under the terms of the Subordinated Debt Documents or an act, condition, or event that, with the giving of notice or the passage of time, or both, would constitute such a default, or if such Senior Creditor otherwise should exercise any of its contractual rights or remedies under the Senior Debt Documents (subject to the express terms and conditions hereof), no Senior Creditor shall have any liability whatsoever to any Subordinated Creditor as a result of such action, omission, or exercise. Each Senior Creditor will be entitled to manage and supervise its loans and extensions of credit under the Senior Debt Documents as such Senior Creditor may, in its sole discretion, deem appropriate.

(b)                Notice of Acceptance and Other Waivers. To the fullest extent permitted by applicable law, each Subordinated Creditor hereby waives: (i) notice of acceptance hereof; (ii) notice of any loans or other financial accommodations made or extended under any of the Senior Debt Documents, or the creation or existence of any Senior Debt; (iii) notice of the amount of the Senior Debt; (iv) notice from the Senior Creditors (or any of them) of any adverse change in the financial condition of any Loan Party or of any other fact that might increase such Subordinated Creditor’s risk hereunder; (v) notice from the Senior Creditors (or any of them) of presentment for payment, demand, protest, and notice thereof as to any instrument among the Senior Debt Documents; (vi) notice from the Senior Creditors (or any of them) of any default or event of default under the Senior Debt Documents or otherwise relating to the Senior Debt; and (vii) all other notices (except if such notice is specifically required to be given to such Subordinated Creditor under this Agreement) and demands from the Senior Creditors (or any of them) to which such Subordinated Creditor might otherwise be entitled.

(c)                Lawsuits; Defenses; Setoff. To the fullest extent permitted by applicable law, each Subordinated Creditor (i) waives the right by statute or otherwise to require any Senior Creditor to institute suit against any Loan Party or to exhaust any rights and remedies which any Senior Creditor has or may have against any Loan Party; (ii) waives any defense arising by reason of any disability or other defense (other than the defense that the Senior Debt has been Paid in Full (subject to the provisions of Section 2.2(e)) of any Loan Party or by reason of the cessation from any cause whatsoever of the liability of such Loan Party in respect thereof; (iii) waives any rights to assert against any Senior Creditor any defense (legal or equitable), set-off, counterclaim, or claim which such Subordinated Creditor may now or at any time hereafter have against any Loan Party or any other party liable to any Senior Creditor or such Subordinated Creditor; (iv) waives any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of any Senior Debt, any Subordinated Debt or any security for either; (v) waives any defense arising by reason of any claim or defense based upon an election of remedies by any Senior Creditor; and (vi) waives the benefit of any statute of limitations affecting such Subordinated Creditor’s obligations hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Senior Debt shall similarly operate to defer or delay the operation of such statute of limitations applicable to such Subordinated Creditor’s obligations hereunder.

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(d)                Subrogation. Solely after the Senior Debt shall have been Paid in Full, the Subordinated Creditors shall be subrogated to the rights of the Senior Creditors to the extent that distributions otherwise payable to a Subordinated Creditor have been applied to the payment of the Senior Debt in accordance with the provisions of this Agreement. The Senior Creditors shall have no obligation or duty to protect any of any Subordinated Creditor’s rights of subrogation arising pursuant to this Agreement or under any applicable law, nor shall any Senior Creditor be liable for any loss to, or impairment of, any subrogation rights held by such Subordinated Creditor. For purposes of such subrogation, any Distribution made pursuant to this Agreement to the Senior Creditors which otherwise would have been made to a Subordinated Creditor is not, as between the Loan Parties and such Subordinated Creditor, a payment by any Loan Party to or on account of the Subordinated Debt.

(e)                ELECTION OF REMEDIES. WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS AGREEMENT, EACH SUBORDINATED CREDITOR WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY ANY SENIOR CREDITOR, EVEN THOUGH THAT ELECTION OF REMEDIES HAS DESTROYED THE RIGHTS OF SUBROGATION OF SUCH SUBORDINATED CREDITOR AND REIMBURSEMENT AGAINST ANY LOAN PARTY BY THE OPERATION OF ANY APPLICABLE LAW.

2.8	Sale, Transfer or other Disposition of Subordinated Debt.

(a)                No Subordinated Creditor shall sell, assign, pledge, dispose of or otherwise transfer all or any portion of the Subordinated Debt or any Subordinated Debt Document.

(b)                Notwithstanding the foregoing, the subordination effected hereby shall survive any sale, assignment, pledge, disposition or other transfer of all or any portion of the Subordinated Debt in violation of the foregoing prohibition, and the terms of this Agreement shall be binding upon the successors and assigns of each Subordinated Creditor, as provided in Section 10.

2.9               Legends. Until the termination of this Agreement in accordance with Section 17 hereof, each Subordinated Creditor will cause to be clearly, conspicuously and prominently inserted on the face of the Subordinated Note, as well as any renewals or replacements thereof, the following legend:

“THIS INSTRUMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN AMENDED AND RESTATED SUBORDINATION AGREEMENT (THE “SUBORDINATION AGREEMENT”) DATED AS OF JUNE 7, 2018 BY AND AMONG SUBORDINATED CREDITORS AND COMVEST CAPITAL IV, L.P., AS SENIOR AGENT. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE SUBORDINATION AGREEMENT AND THIS PROMISSORY NOTE, THE TERMS OF THE SUBORDINATION AGREEMENT SHALL GOVERN AND CONTROL.”

3.	Modifications.

3.1               Modifications to Senior Debt Documents. The Senior Creditors may at any time and from time to time without the consent of or notice to any Subordinated Creditor, without incurring liability to such Subordinated Creditor and without impairing or releasing the obligations of such Subordinated Creditor under this Agreement, change the manner or place of payment or extend the time of payment of or renew or alter any of the terms of the Senior Debt, or amend, restate, supplement, Refinance, or otherwise modify in any manner any agreement, note, guaranty or other instrument evidencing or securing or otherwise relating to the Senior Debt.

3.2               Modifications to Subordinated Debt Documents. Until the Senior Debt has been Paid in Full, and notwithstanding anything to the contrary contained in the Subordinated Debt Documents, no Subordinated Creditor shall, without the prior written consent of the Senior Agent, agree to any amendment, restatement, supplement, Refinance, or other modification of any of the Subordinated Debt Documents.

3.3               When Payment in Full of the Senior Debt Deemed to Not Have Occurred. If any Loan Party enters into any Refinancing of any Senior Debt, then (i) a Payment in Full of the Senior Debt shall automatically be deemed to have not occurred for all purposes of this Agreement, (ii) the obligations under such Refinancing of such Senior Debt shall automatically be treated as Senior Debt for all purposes of this Agreement, and (iii) the agent under the loan documents in respect of such Senior Debt shall be a Senior Creditor for all purposes of this Agreement and such Senior Creditor shall agree in writing to be bound by the terms of this Agreement.

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4.	Representations and Warranties.

4.1               Representations and Warranties of the Subordinated Creditors. Each Subordinated Creditor hereby represents and warrants to the Senior Creditors that as of the date hereof: (a) he has the power and authority to enter into, execute, deliver and carry out the terms of this Agreement, (b) the execution of this Agreement by such Subordinated Creditor will not violate or conflict with any material agreement binding upon him or any law, regulation or order or require any consent or approval which has not been obtained; (c) this Agreement is the legal, valid and binding obligation of such Subordinated Creditor, enforceable against such Subordinated Creditor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by equitable principles; (d) such Subordinated Creditor is the sole owner, beneficially and of record, of the Subordinated Debt Documents and the Subordinated Debt owing to him; and (e) the Subordinated Debt is, and at all times prior to the termination of this Agreement shall remain, an unsecured obligation of the Parent.

4.2               Representations and Warranties of the Senior Agent. The Senior Agent hereby represents and warrants to the Subordinated Creditors that as of the date hereof: (a) it has the power and authority to enter into, execute, deliver and carry out the terms of this Agreement, all of which have been duly authorized by all proper and necessary action; (b) the execution of this Agreement by the Senior Agent will not violate or conflict with the organizational documents of such Senior Creditor, any material agreement binding upon the Senior Agent or any law, regulation or order or require any consent or approval which has not been obtained; and (c) this Agreement is the legal, valid and binding obligation of the Senior Agent, enforceable against the Senior Agent in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by equitable principles.

5.	Information Concerning Financial Condition.

5.1               The Senior Agent, for itself and on behalf of the Senior Lenders, hereby assumes responsibility for keeping itself informed of the financial condition of any Loan Party and of all other circumstances bearing upon the risk of nonpayment of the Senior Debt and agrees that Subordinated Creditors have and shall have no duty to advise the Senior Agent or any Senior Lender of information known to a Subordinated Creditor regarding such condition or any such circumstances. In the event that a Subordinated Creditor, in its sole discretion, undertakes, at any time or from time to time, to provide any such information to the Senior Agent or any Senior Lender, then such Subordinated Creditor shall not be under any obligation (i) to provide any such information to any other Senior Creditor on any subsequent occasion, (ii) to undertake any investigation or (iii) to disclose any information which, pursuant to their commercial finance practices, such Subordinated Creditor wishes to maintain confidential. The Senior Agent, for itself and the Senior Lenders, acknowledges and agrees that no Subordinated Creditor has made any warranties or representations with respect to the legality, validity, enforceability or collectibility of the Subordinated Debt.

5.2               Each Subordinated Creditor hereby assumes responsibility for keeping itself informed of the financial condition of the Loan Parties and of all other circumstances bearing upon the risk of nonpayment of the Subordinated Debt, and agrees that the Senior Agent has and shall have no duty to advise any Subordinated Creditor of information known to any Senior Creditor regarding such condition or any such circumstances. In the event that the Senior Agent, in its sole discretion, undertakes, at any time or from time to time, to provide any such information to a Subordinated Creditor, then the Senior Agent shall not be under any obligation (i) to undertake any investigation or (ii) to disclose any information which, pursuant to its commercial finance practices the Senior Agent wishes to maintain confidential. Each Subordinated Creditor acknowledges and agrees that no Senior Creditor has made any warranties or representations with respect to the legality, validity, enforceability, collectibility or perfection of the Senior Debt or any Liens or security interests held in connection therewith.

6.             Modification. Any modification or waiver of any provision of this Agreement, or any consent to any departure by any party from the terms hereof, shall not be effective in any event unless the same is in writing and signed by the Senior Agent and each Subordinated Creditor, and then such modification, waiver or consent shall be effective only in the specific instance and for the specific purpose given. Any notice to or demand on any party hereto in any event not specifically required hereunder shall not entitle the party receiving such notice or demand to any other or further notice or demand in the same, similar or other circumstances unless specifically required hereunder.

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7.             Further Assurances. Each party to this Agreement promptly will execute and deliver such further instruments and agreements and do such further acts and things as may be reasonably requested in writing by any other party hereto that may be necessary or desirable in order to effect fully the purposes of this Agreement.

8.             Notices. Each notice hereunder shall be in writing addressed to the respective party as set forth below and may be personally served or sent by facsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of facsimile or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed. Notices shall be addressed as follows:

Notices shall be addressed as follows:

If to a Subordinated Creditor:

Rodney Spriggs

202 East 32nd Street

Joplin, MO 64804

Facsimile: (417) 782-0024

With a copy to (which shall not constitute note):

Mann Conroy, LLC

1316 Saint Louis Avenue

2nd Floor

Kansas City, Missouri 64101

Attn: Kyle Conroy

If to a Loan Party:

Vintage Stock Affiliated Holdings LLC

c/o Live Ventures Incorporated

325 East Warm Springs Road

Suite 102

Las Vegas, Nevada 89119

Attn:     Jon Isaac

Facsimile: 858-259-6661

With a copy to (which shall not constitute notice):

Vintage Stock Affiliated Holdings LLC

c/o Live Ventures Incorporated

325 East Warm Springs Road

Suite 102

Las Vegas, Nevada 89119

Attn:     Michael Stein

Facsimile: 702-997-5968

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With another copy to (which shall not constitute notice):

Venable, LLP

750 E. Pratt Street, Suite 900

Baltimore, Maryland 21202

Attn: Anthony J. Rosso and Bryan Rakes

Facsimile: 410-244-7742

If to the Senior Agent or Senior Lenders:

Comvest Capital IV, L.P.

525 Okeechobee Boulevard, Suite 1050

West Palm Beach, Florida 33401

Attention: Jason Gelberd and Vintage Stock Account Manager

Facsimile: (561) 727-2100

With a copy to (which shall not constitute notice):

Alston & Bird LLP

2828 N. Harwood, Suite 1800

Dallas, Texas 75201

Attention: Kate K. Moseley

Facsimile: (214) 922-3874

or in any case, to such other address as the party addressed shall have previously designated by written notice to the serving party, given in accordance with this Section 8.

9.             Additional Loan Parties. If, pursuant to Section 5.10 of the Senior Credit Agreement, any Loan Party shall be required to cause any Person that is not a Loan Party to become a Loan Party hereunder, such Person shall execute and deliver to the Senior Agent an acknowledgement to this Agreement and shall thereafter for all purposes be a “Loan Party” hereunder.

10.           Successors and Assigns. This Agreement shall inure to the benefit of, and shall be binding upon, the respective successors and assigns of the parties hereto. To the extent permitted under the Senior Debt Documents, the Senior Lenders may, from time to time, without notice to any Subordinated Creditor, assign or transfer any or all of the Senior Debt or any interest therein to any Person and, notwithstanding any such assignment or transfer, or any subsequent assignment or transfer, the Senior Debt shall, subject to the terms hereof, be and remain Senior Debt for purposes of this Agreement, and every permitted assignee or transferee of any of the Senior Debt or of any interest therein shall, to the extent of the interest of such permitted assignee or transferee in the Senior Debt, be entitled to rely upon and be the third party beneficiary of the subordination provided under this Agreement and shall be entitled to enforce the terms and provisions hereof to the same extent as if such assignee or transferee were initially a party hereto.

11.          Third Party Beneficiaries. This Agreement is solely for the benefit of the Senior Agent, the Senior Lenders and the Subordinated Creditors and their respective successors and assigns, and neither any Loan Party nor any other Person is intended to be a third party beneficiary hereunder or to have any right, benefit, priority or interest under, or because of the existence of, or to have any right to enforce, this Agreement. This Agreement may be modified or terminated in accordance with the terms hereof at any time without notice to or approval of any Loan Party or any other Person.

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12.          Relative Rights. This Agreement shall define the relative rights of the Senior Agent, the Senior Lenders and the Subordinated Creditors. Nothing in this Agreement shall (a) impair, as among the Loan Parties, the Senior Agent and the Senior Lenders and as between the Loan Parties and the Subordinated Creditors, the obligation of any Loan Party with respect to the payment of the Senior Debt and the obligation of any Loan Party with respect to the payment of the Subordinated Debt in accordance with their respective terms or (b) affect the relative rights of the Senior Agent, the Senior Lenders or the Subordinated Creditors with respect to any other creditors of any Loan Party.

13.           Conflict. In the event of any conflict between any term, covenant or condition of this Agreement and any term, covenant or condition of any of the Subordinated Debt Documents, the provisions of this Agreement shall control and govern.

14.          Headings. The paragraph headings used in this Agreement are for convenience only and shall not affect the interpretation of any of the provisions hereof.

15.           Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile or other electronic method of transmission shall be as effective as delivery of a manually executed counterpart hereof.

16.           Severability. In the event that any provision of this Agreement is deemed to be invalid, illegal or unenforceable by reason of the operation of any law or by reason of the interpretation placed thereon by any court or governmental authority, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby, and the affected provision shall be modified to the minimum extent permitted by law so as most fully to achieve the intention of this Agreement.

17.          Continuation of Subordination; Termination of Agreement. Subject to Section 2.2, this Agreement shall remain in full force and effect until the Payment in Full of the Senior Debt after which this Agreement shall terminate without further action on the part of the parties hereto.

18.           Additional Remedies. If any Subordinated Creditor violates any of the terms of this Agreement, in addition to any remedies in law, equity, or otherwise, the Senior Agent may restrain such violation in any court of law and may, in its own or in a Loan Party’s name, interpose this Agreement as a defense in any action by such Subordinated Creditor.

19.           APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (EXCEPT SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATION LAW). FURTHER, THE LAW OF THE STATE OF NEW YORK SHALL APPLY TO ALL DISPUTES OR CONTROVERSIES ARISING OUT OF OR CONNECTED TO OR WITH THIS AGREEMENT WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (EXCEPT SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATION LAW).

20.	CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL.

(A)              ANY LEGAL ACTION, SUIT OR PROCEEDING WITH RESPECT TO THIS AGREEMENT SHALL BE BROUGHT EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, IN SENIOR AGENT’S SOLE DISCRETION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND, AND EACH PARTY HERETO, FOR ITSELF AND IN RESPECT OF ITS OR HIS PROPERTY, GENERALLY AND UNCONDITIONALLY CONSENTS TO THE JURISDICTION OF THE AFOREMENTIONED COURTS. EACH PARTY HERETO HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, OR BASED ON UPON 28 U.S.C. § 1404, WHICH IT OR HE MAY NOW OR HEREAFTER HAVE TO THE BRINGING AND ADJUDICATION OF ANY SUCH ACTION, SUIT OR PROCEEDING IN ANY OF THE AFOREMENTIONED COURTS AND AGREES TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. EACH PARTY HERETO EACH HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT OR UNDER ANY AMENDMENT, WAIVER, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION HEREWITH, AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

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(B)               EACH SUBORDINATED CREDITOR HEREBY AGREES THAT PROCESS MAY BE SERVED ON HIM BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE ADDRESSES PERTAINING TO HIM AS SPECIFIED IN SECTION 8. ANY AND ALL SERVICE OF PROCESS AND ANY OTHER NOTICE IN ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE EFFECTIVE AGAINST SUCH SUBORDINATED CREDITOR IF GIVEN BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY ANY OTHER MEANS OR MAIL WHICH REQUIRES A SIGNED RECEIPT, POSTAGE PREPAID, MAILED AS PROVIDED ABOVE.

21.         EFFECT OF AMENDMENT AND RESTATEMENT. UPON THE CLOSING DATE: (A) ALL TERMS AND CONDITIONS OF THE EXISTING SUBORDINATION AGREEMENT, AS AMENDED BY THIS AGREEMENT, SHALL BE AND REMAIN IN FULL FORCE AND EFFECT, AS SO AMENDED, AND SHALL CONSTITUTE AND CONTINUE TO BE THE LEGAL, VALID, BINDING AND ENFORCEABLE OBLIGATIONS OF EACH SUBORDINATED CREDITOR AND OF THE SENIOR AGENT AND SENIOR LENDERS; (B) THE TERMS AND CONDITIONS OF THE EXISTING SUBORDINATION AGREEMENT SHALL BE AMENDED AS SET FORTH HEREIN AND, AS SO AMENDED, THE EXISTING SUBORDINATION AGREEMENT SHALL BE RESTATED IN ITS ENTIRETY, BUT SHALL BE AMENDED ONLY WITH RESPECT TO THE RIGHTS, DUTIES AND OBLIGATIONS AMONG EACH SUBORDINATED CREDITOR, THE SENIOR LENDERS AND THE SENIOR AGENT ACCRUING FROM AND AFTER THE DATE HEREOF; (C) THIS AGREEMENT SHALL NOT IN ANY WAY RELEASE OR IMPAIR THE RIGHTS, DUTIES OR OBLIGATIONS CREATED PURSUANT TO THE EXISTING SUBORDINATION AGREEMENT, EXCEPT AS EXPRESSLY MODIFIED HEREBY, AND ALL OF SUCH RIGHTS, DUTIES AND OBLIGATIONS ARE ASSUMED, RATIFIED AND AFFIRMED BY EACH SUBORDINATED CREDITOR; (D) THE AMENDMENT AND RESTATEMENT CONTAINED HEREIN SHALL NOT, IN ANY MANNER, BE CONSTRUED TO IMPAIR, LIMIT, CANCEL OR EXTINGUISH THE OBLIGATIONS OF ANY SUBORDINATED CREDITOR EVIDENCED BY OR ARISING UNDER THE EXISTING SUBORDINATION AGREEMENT; (E) THE EXECUTION, DELIVERY AND EFFECTIVENESS OF THIS AGREEMENT SHALL NOT OPERATE AS A WAIVER OF ANY RIGHT, POWER OR REMEDY OF SENIOR AGENT OR THE SENIOR LENDERS UNDER THE EXISTING SUBORDINATION AGREEMENT, NOR CONSTITUTE A WAIVER OF ANY COVENANT, AGREEMENT OR OBLIGATION UNDER THE EXISTING SUBORDINATION AGREEMENT, IN EACH CASE AS IN EFFECT IMMEDIATELY PRIOR TO THE EFFECTIVENESS OF THIS AGREEMENT; AND (F) ANY AND ALL REFERENCES IN THE SENIOR DEBT DOCUMENTS OR SUBORDINATED DEBT DOCUMENTS TO THE EXISTING SUBORDINATION AGREEMENT SHALL, WITHOUT FURTHER ACTION OF THE PARTIES, BE DEEMED A REFERENCE TO THE EXISTING SUBORDINATION AGREEMENT, AS AMENDED AND RESTATED BY THIS AGREEMENT, AND AS THIS AGREEMENT SHALL BE FURTHER AMENDED, AMENDED AND RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME HEREAFTER. SUBJECT TO THE FOREGOING, THIS AGREEMENT REPRESENTS THE ENTIRE AGREEMENT OF THE SUBORDINATED CREDITORS, SENIOR AGENT AND THE SENIOR LENDERS WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF, AND THERE ARE NO PROMISES, UNDERTAKINGS, REPRESENTATIONS OR WARRANTIES BY THE SENIOR AGENT OR ANY SENIOR LENDER RELATIVE TO THE SUBJECT MATTER HEREOF NOT EXPRESSLY SET FORTH OR REFERRED TO HEREIN.

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IN WITNESS WHEREOF, each of the Subordinated Creditors and the Senior Agent has caused this Agreement to be executed as of the date first above written.

SUBORDINATED CREDITORS:

By:	/s/ Rodney Spriggs	By:	/s/ Sherry Spriggs
Printed Name:	Rodney Spriggs	Printed Name:	Sherry Spriggs
Trustee, Rodney and Sherry Spriggs Living Trust, dated April 18, 2012		Trustee, Rodney and Sherry Spriggs Living Trust, dated April 18, 2012

By:	/s/ Ken Caviness	By:	/s/ Deanna Caviness
Printed Name:	Ken Caviness	Printed Name:	Deanna Caviness
Trustee, Ken and Deanna Caviness Living Trust, dated July 12, 2002		Trustee, Ken and Deanna Caviness Living Trust, dated July 12, 2002

By:	/s/ Steven Wilcox	By:	/s/ Anna Wilcox
Printed Name:	Steven Wilcox	Printed Name:	Anna Wilcox
Trustee, Steven and Anna Wilcox, Living Trust, dated May 15, 2012		Trustee, Steven and Anna Wilcox Living Trust, dated May 15, 2012

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SENIOR AGENT:	COMVEST CAPITAL IV, L.P., as Senior Agent

By: ComVest Capital IV Partners, L.P., its General Partner

By: ComVest Capital IV Partners
UGP, LLC, its General Partner

By: /s/ Jason Gelberd
Name: Jason Gelberd
Title: Partner

Signature Page to Amended and Restated Seller Note Subordination Agreement

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ACKNOWLEDGEMENT

The undersigned hereby acknowledge and consent to the foregoing Amended and Restated Subordination Agreement, dated as of June 7, 2018 (as in effect on the date hereof, the “Subordination Agreement”), by and among Comvest Capital IV, L.P., as Senior Agent and subordinated noteholders, each as Subordinated Creditors. Unless otherwise defined in this Acknowledgement, terms defined in the Subordination Agreement have the same meanings when used in this Acknowledgement.

Each Loan Party agrees to be bound by the Subordination Agreement. Each of the Loan Parties and Sponsor acknowledges and agrees that it is not an intended beneficiary or third party beneficiary under the Subordination Agreement or under any amendment thereto. Each of the Loan Parties and Sponsor agrees that the Subordination Agreement may be amended by Senior Agent and Subordinated Creditors in accordance with the terms of the Subordination Agreement without notice to, or the consent of any Loan Party, Sponsor or any other Person.

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VINTAGE STOCK AFFILIATED HOLDINGS LLC

By: /s/ Jon Isaac
Name: Jon Isaac
Title: President and Chief Executive Officer

VINTAGE STOCK, INC.

By: /s/ Rodney Spriggs
Name: Rodney Spriggs
Title: President and Chief Executive Officer

LIVE VENTURES INCORPORATED

By: /s/ Jon Isaac
Name: Jon Isaac
Title: President and Chief Executive Officer

Signature Page to Amended and Restated Seller Note Subordination Agreement Acknowledgement

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